S.V.G. PROPERTIES, L.P.
        THIRD AMENDMENT TO THE FOURTH AMENDED AND RESTATED
           LIMITED PARTNERSHIP AGREEMENT AND CERTIFICATE

The undersigned, pursuant to N.J.S. 42:2A-16, desiring to amend the Limited Partnership Certificate of SVG Properties, L.P. , hereby certify as follows:
1.   The name of the limited partnership is S.V.G. Properties, L.P.
2.   a.   The original Certificate of Limited Partnership was filed with the
Secretary of State of New Jersey on May 12, 1987.
     b. The Certificate of Limited Partnership was amended and restated on May 15, 1987, April 12, 1989, August 21, 1989, and November 29, 1994.
     c. The Fourth Amended and Restated Limited Partnership Agreement and Certificate was amended on November 29, 1994 and January 17, 1996.
3.   The total capital is restated to be $43,310.

The Fourth Amendment and Restated Partnership Agreement of SVG Properties, L.P. shall therefore be amended as follows:

      a. Article I Section 1.6 shall be amended to read as follows: The name and place of residence or office address of each general partner and limited partner is as follows:




                         Name of Partner
                             Address
                           Designation


Roy Michie
Rt. #1 Box 2615
Reedville, VA   22539
                             Limited


Jon Wright
229 Glenmoor Road
Gladwyn, PA   19035
                             Limited


Thomas Fee, Sr.
1000 Lenola Road
Bldg. Two, Suite 200
Maple Shade, NJ 08052
                             Limited


Arthur Marks
7204 North Park Drive
Pennsauken, NJ  08110
                             Limited


Anthony E. Van Dervort
41 Evergreen Lane
Haddonfield, NJ 08033
                             Limited


Ivan Gordon
1850 Oak Lane
Reading, PA 19612
                             Limited


Spring Village Holdings, Inc.
172 Tuckerton Road
Medford, NJ  08055
                             Limited


Spring Village Holdings, Inc.

172 Tuckerton Road
Medford, NJ   08055
                             General



     b. Article II Section 2.1 shall be amended to read as follows: The shares of the profits, losses or other compensation by way of income which a Partner shall receive by reason of a Partner's capital contribution is as follows:


                         Name of Partner
% of Ownership
Restated Capital


Roy Michie
1.30%
   563.03


Jon Wright
..55%
   238.21


Thomas Fee, Sr.
..10%
    43.31


Arthur Marks
4.55%
 1,970.61


Anthony E. Van Dervort
3.50%
 1,515.85


Ivan Gordon
10.00%
 4,331.00


Spring Village Holdings, Inc. (Limited)
75.50%
32,699.05


Spring Village Holdings, Inc. (General)
4.5%
 1,948.94


                              TOTAL:
100.00%
43,310.00


4.   The effective date of this Amendment shall be upon filing.      IN
WITNESS WHEREOF, the parties hereto have caused this Limited Partnership
Agreement to be duly executed on this          day of                 , 1996.

                              GENERAL PARTNER
                              SPRING VILLAGE HOLDINGS, INC.
Attest:

                                By:  Harry J. Santoro, President

Harry J. Santoro, Secretary

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